Retirement Plans and Postretirement Costs (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013
Pension and SERP Benefits
Amounts Included in Accumulated Other Comprehensive Loss, Net of Tax
Prior service cost (credit)	$ 37
Net actuarial loss	17,256
Total	17,293
Postretirement Benefits
Amounts Included in Accumulated Other Comprehensive Loss, Net of Tax
Prior service cost (credit)	(2,662)
Net actuarial loss	4,313
Total	$ 1,651